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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  November 15, 2007

                               AMASYS Corporation
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-21555                54-1812385
----------------------------    ---------------------      ----------------
(State or Other Jurisdiction    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia           22314
---------------------------------------------------------           -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:     (703) 797-8111
                                                        --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         AMASYS Corporation ("AMASYS" or the "Company") announced it has received an infusion of $15,000 in order to continue its operations in the near-term. The Company executed a $15,000 note with C.W. Gilluly, its Chairman and Chief Executive Officer, pursuant to which C.W. Gilluly advanced the Company $15,000 at a rate of 12% per annum.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

               EXHIBIT NO.     DESCRIPTION

               99.1 Note between AMASYS Corporation and C.W. Gilluly, dated November 15, 2007

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        AMASYS CORPORATION



DATE:  November 28, 2007               By: /s/ C.W. Gilluly, Ed.D.
                                           -------------------------------------
                                           C.W. Gilluly, Ed.D.
                                           President and Chief Executive Officer